EXCELLENCE IS THE STANDARD

GENERAL CANNABIS

OTCQX:CANN

6565 E. Evans Avenue
Denver, CO 80224
www.generalcann.com
info@generalcann.com
303.759.1300

April 2019 Presentation



TABLE OF CONTENTS

ADAPTABLE COHESIVE
COMPLIANT CONNECTI
DEPENDABLE EFFICIEN
ENTREPRENEURIAL ES
FAIR GENUINE VISION
HARD-WORKING HONE
INTEGRITY KNOWLEDG
LEGITIMATE OPTIMIZE
PASSIONATE PROFESS
RESILIENT RESPECTED
SUPPORTIVE TRANSPA
TRUSTED VALUABLE V

INTRODUCTION

As of: 02/28/19

SHARES OUTSTANDING

36.2
MILLION

MARKET CAPITALIZATION

$82.2
MILLION

4 OFFICES

Denver, CO
Long Island, NY
Los Angeles, CA
Sacramento, CA



GC Markets

PROFESSIONALS

Accounting & Audit Firm

MARCUM
ACCOUNTANTS ▲ ADVISORS

Securities Counsel:

MORRISON
FOERSTER

CURRENT BUSINESS SEGMENTS

Security and Cash Transportation "Security"

Consumer Goods and Marketing Consulting "Consumer Goods"

Operations Consulting and Products "Operations"

Capital Investments and Real Estate "Investments"

- // Sarbanes-Oxley Compliant
- // Strong Management Team
- // 91 Employees
- // OTCQX Listed
- // Deep Industry Experience



OUR PORTFOLIO OF COMPANIES

A PORTFOLIO OF SYNERGISTIC ENTREPRENEURIAL COMPANIES SERVICING THE REGULATED CANNABIS INDUSTRY.

SECURITY

IRON PROTECTION GROUP
A GENERAL CANNABIS COMPANY

MILE HIGH PROTECTION SERVICES

CONSUMER GOODS

CHIEFTON SUPPLY CO
A GENERAL CANNABIS COMPANY

STOA WELLNESS
A GENERAL CANNABIS COMPANY

OPERATIONS

NEXT BIG CROP
A GENERAL CANNABIS COMPANY

INVESTMENTS

GC CAPITAL
A GENERAL CANNABIS COMPANY



LEADERSHIP
Brian Andrews
Chief Financial Officer
Michael Feinsod
Interim CEO
Joe Hodas
Chief Operating Officer
CORPORATE DEVELOPMENT
MARKETING
LEGAL
ACCOUNTING
HUMAN RESOURCES
Hunter Garth
VP Corporate Development
Cindy Gonzales
VP Marketing
Brett Wendt
EVP General Counsel
Jessica Bast
VP Controller
Kate Honas
HR Manager
FAMILY OF BRANDS
IRON PROTECTION GROUP
CHIEFTON
NEXT BIG CROP
GC CAPITAL
STOA WELLNESS

LOCATION


RI
NJ
DE
DC
PUERTO RICO
Recreational & Medical Cannabis
Medical Cannabis
Illegal Cannabis
GC Markets

OUR PEOPLE TAKE THEIR KNOWLEDGE AND EXPERIENCE INTO REGULATED CANNABIS MARKETS

CURRENT BUSINESS SEGMENTS

IRON PROTECTION GROUP

A GENERAL CANNABIS COMPANY

ironprotectiongroupsecurity.com

- // Founded by/employs veterans
- // Multi-state presence
- // Security planning
- // Physical security
- // Camera install & monitoring

Iron Protection Group (IPG) is proud to be one of the fastest-growing security companies in the nation. Our operators, many who are US Veterans, remain aware and enforce compliance in all laws and regulations pertaining to their function within our client's business. At IPG, we have a vision of security that is different from other security companies. We take an unobtrusive approach to security. We strive to keep the spotlight off of us and our activities while providing safety and security so our customers can focus on what they do best.


SECURITY



NEXT BIG CROP

A GENERAL CANNABIS COMPANY

- // License Application and Procurement
- // Design and Build Services
- // Managed Services
- // Operational Costs
- // Standard Operating Procedures
- // Supply Chain Management

Next Big Crop offers unparalleled management and consulting services in an industry that has traditionally lacked sound operational and quality standards. We deploy proven solutions for every phase of medical and adult-use cannabis business operations, from licensure, design and construction, to the cultivation, manufacture and sale of medical-grade cannabis product.


Captain's Cake



CHIEFTON SUPPLY CO

A GENERAL CANNABIS COMPANY

chieftonsupply.com

- // Mainstream and e-commerce distribution
- // Custom designs
- // Hemp and sustainable textiles
- // Penetration in multiple states
- // Cannabis culture for the masses
- // Design Services




Chiefton

Chiefton Supply Co. creates innovative eco-conscious apparel that inspires and supports the global cannabis community.

Our mission is to create the highest level of function, relevance, comfort, in the most responsible way possible. Our apparel and accessories utilize textiles like hemp, organic cotton, and recycled polyester which deliver performance, comfort, and accountability. What you wear matters and Chiefton will consistently strive to provide eco-friendly apparel, accessories, and printing techniques.

GC CAPITAL

A GENERAL CANNABIS COMPANY

- // Debt and equity investments
- // Inventory and equipment financing
- // Acquisitions
- // Start-up capital
- // Real estate loans
- // Business loans

One of the most critical factors for the cannabis industry is access to capital. Being well capitalized with strong, value added input from the right partner can mean the difference between a great idea and true success in one of the fastest growing industries in history.

GC Capital is designed to provide "smart" capital to entrepreneurs and established companies throughout the cannabis industry.


GENERAL
CANNABIS

STOA WELLNESS
A GENERAL CANNABIS COMPANY

RETAIL CBD

// Brick and mortar retail store

// Expansive product offering of CBD products

// Natural extensions are store-within-store and POP solutions

// E-Commerce site

// Opening Spring 2019


STOA
WELLNESS


STOA
PERFORM AT YOUR PEAK

FINANCIALS

Revenues	Mar-16	Jun-16	Sep-16	Dec-16	Mar-17	Jun-17	Sep-17	Dec-17	Mar-18	Jun-18	Sep-18	Dec-18
Security	507,531	531,663	560,713	633,008	425,138	364,306	533,605	561,569	551,977	614,281	689,930	746,177
Marketing	50,098	66,014	106,402	38,831	44,287	69,535	49,394	76,389	84,490	97,974	45,054	51,573
Operations	98,114	72,801	117,700	70,680	217,196	365,900	364,629	317,347	306,014	402,287	345,205	665,001
Finance	36,369	31,464	25,565	35,029	32,484	33,864	32,903	33,529	-	-	16,858	1,891
Total	692,112	701,942	810,380	777,548	719,105	833,605	980,531	988,834	942,481	1,114,542	1,097,047	1,464,642
Q/Q Revenue Growth	1%	1%	15%	-4%	-8%	16%	18%	1%	-5%	18%	-2%	34%
Trailing Twelve Months (TTM) Revenues	2,398,233	2,672,973	2,890,036	2,981,982	3,008,975	3,140,638	3,310,789	3,522,075	3,745,451	4,026,388	4,142,904	4,618,712
TTM Q/Q Growth	36.0%	11.5%	8.1%	3.2%	0.9%	4.4%	5.4%	6.4%	6.3%	7.5%	2.9%	11.5%

Quarterly Revenues by Segment


Quarterly Revenues by Segment
1,600,000
1,400,000
1,200,000
1,000,000
800,000
600,000
400,000
200,000
Security
Marketing
Operations
Finance

TTM Revenues by Segment


TTM Revenues By Segment
Security
Marketing
Operations
Finance

GENERAL CANNABIS' CURRENT FINANCIAL INFORMATION IS AVAILABLE ON THE SEC EDGAR SYSTEM: https://www.sec.gov/edgar.shtml

SARBANES-OXLEY COMPLIANCE

Evaluation of Disclosure Controls and Procedures

We maintain disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) under the Securities Exchange Act of 1934, as amended (the "Exchange Act") that are designed to ensure that information required to be disclosed in our reports filed under the Exchange Act, is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, and that such information is accumulated and communicated to our management, including our Principal Executive Officer and Principal Financial and Accounting Officer, as appropriate to allow timely decisions regarding required disclosure.

We carried out an evaluation under the supervision and with the participation of management, including our Principal Executive Officer and Principal Financial and Accounting Officer, of the effectiveness of the design and operation of our disclosure controls and procedures as of December 31, 2018, the end of the period covered by this report. Based on that evaluation, our Principal Executive Officer and Principal Financial and Accounting Officer have concluded that our disclosure controls and procedures were effective as of December 31, 2018.

Internal Control over Financial Reporting

Our management is responsible for establishing and maintaining adequate internal control over financial reporting as defined in Rules 13a-15(f) and 15d-15(f) promulgated under the Exchange Act as a process designed by, or under the supervision of, our principal executive officer and principal financial officer and effected by the Board, management, and other personnel, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP and includes those policies and procedures that:

· Pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the Company;
· Provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP, and that our receipts and expenditures of are being made only in accordance with authorizations of our management and directors; and
· Provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of our assets that could have a material effect on the financial statements.

Because of inherent limitations, our internal control over financial reporting may not prevent or detect misstatements. Therefore, even those systems determined to be effective can provide only reasonable assurance with respect to financial statement preparation and presentation. Projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

Assessment of Internal Control over Financial Reporting

Our management assessed the effectiveness of our internal control over financial reporting as of December 31, 2018. In making this assessment, management used the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission ("COSO") in Internal Control - Integrated Framework (2013). Based on management's assessment, management concluded that its internal control over financial reporting was effective as of December 31, 2018, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements in accordance with GAAP.

2019 FORECAST

2019 OUTLOOK

NEXT BIG CROP
A GENERAL CANNABIS COMPANY

CHIEFTON SUPPLY CO
A GENERAL CANNABIS COMPANY

IRON PROTECTION GROUP
A GENERAL CANNABIS COMPANY

GC CAPITAL
A GENERAL CANNABIS COMPANY

STOA WELLNESS
A GENERAL CANNABIS COMPANY

Enable each of our existing operating divisions to expand nationally

WHAT'S NEXT?

Continue to strategically acquire and invest in emerging companies throughout the industry.

2019 PLANS

KEY OBJECTIVES PER SEGMENT

IRON PROTECTION GROUP

A GENERAL CANNABIS COMPANY

- Continued expansion in California
- Camera monitoring
- Guard training
- Implement compliant security services for companies who recently obtained licenses
- Growth through acquisition, as well as expansion into new markets

GC CAPITAL

A GENERAL CANNABIS COMPANY

- Expand our portfolio of loans
- Launch a loan origination and servicing business
- Continue to invest in high-growth companies within the cannabis industry

CHIEFTON SUPPLY CO

A GENERAL CANNABIS COMPANY

- Pursue relationships with non-cannabis national and regional apparel retailers and distributors, as well as expand our product line nationwide within the cannabis industry
- Actively identify and evaluate acquisition targets within the the apparel and consumer goods space

NEXT BIG CROP

A GENERAL CANNABIS COMPANY

- Expand our wholesale equipment and supply business to companies beyond our consulting clients via an online sales portal
- Sell standard operating procedures through an online sales portal
- Pursue opportunities to own and operate our own cannabis grow facility and / or dispensaries
- Continue to assess acquisition targets that are complimentary and / or expansive to our consulting business

STOA WELLNESS

A GENERAL CANNABIS COMPANY

- Spring 2019: Opening athlete and wellness retail CBD Store in Long Island, NY with plans to expand concept nationwide
- A curated collection of high quality CBD products. Plan to quickly expand into mail order and partner with other retailers

Pubco

First Regular Session
Seventy-second General Assembly
STATE OF COLORADO

INTRODUCED

LLS NO. 19-0419.01 Michael Dohr x4347 **HOUSE BILL 19-1090**

HOUSE SPONSORSHIP

Gray and Van Winkle, Arndt, Buckner, Buentello, Galindo, Hooton, Larson, Lontine, Melton, Michaelson Jenet, Valdez A.

SENATE SPONSORSHIP

Gonzales and Hill, Coram, Ginal, Holbert, Marble, Rodriguez, Williams A., Winter

- Pubco bill will permit public company ownership of Colorado marijuana licenses
- We expect significant industry consolidation upon passage
- CANN is well positioned to capitalize on market consolidation

BOARD OF DIRECTORS



Michael Feinsod
CHAIRMAN and INTERIM CEO

Mr. Feinsod is the Managing Member of Infinity Capital, LLC, an investment management company he founded in 1999. From 2006 through 2013, he served in various executive positions at Ameritrans Capital Corporation, a business development company. Mr. Feinsod served as a director of Ameritrans Capital from December 2005 until July 2013. Mr. Feinsod was an investment analyst and portfolio manager at Mark Boyar & Company, Inc., a broker-dealer. He is admitted to practice law in New York and served as an associate in the Corporate Law Department of Paul, Hastings, Janofsky & Walker LLP. Mr. Feinsod holds a J.D. from Fordham University School of Law and a B.A from George Washington University.



Peter Boockvar
DIRECTOR

Mr. Boockvar is the Chief Investment Officer of Bleakley Advisory Group, a multi-billion dollar wealth management firm. He is also the Editor of The Boock Report, a macro economic and market newsletter. He is also a CNBC contributor. Prior he was the Chief Market Analyst with The Lindsey Group, a macro economic and market research firm. Before this he spent a brief time at the hedge fund Omega Advisors as a macro strategist and portfolio manager. Previously, he was a partner at Miller Tabak + Co. for 16 years as the firm's equity strategist and a portfolio manager at Miller Tabak Advisors. Peter graduated Magna Cum Laude with a BBA in Finance from George Washington University.



Duncan Levin
DIRECTOR

Mr. Levin is an expert in anti-money laundering, internal investigations, and anti-fraud. After working at the highest levels of state and federal law enforcement, Mr. Levin now consults with businesses facing challenges, including regulatory, investigatory, and anti-fraud issues. He was a line prosecutor and clerked for Hon. Nicholas G. Garaufis on the U.S. District Court. He has practiced privately, lectured for the U.S. DOJ and the District Attorney's Office. He serves on the Criminal Law committee of the Bar Association for the City of New York. Mr. Levin is a graduate of Yale College, where he was elected to Phi Beta Kappa, and Yale Law School.



Mark Green
DIRECTOR

Mr. Green has over 18 years of investing experience across public and private markets, spanning several business cycles. In various leadership positions at industry leading firms focused on investment banking, capital markets, private equity and investment management, Mr. Green has been instrumental in the development of several successful platforms and ventures and has built an extensive network of industry contacts and relationships.

Mr. Green is a Co-Founder and Managing Partner of Chatham Road Capital, a credit-focused investment firm that seeks to capitalize on market imbalances and inefficiencies in the public and private markets. Mr. Green oversees all investment activities, portfolio and risk management, and business development. Mr. Green holds an MBA from Columbia Business School and a BS degree from Skidmore College.



Robert Frichtel
DIRECTOR

Mr. Frichtel served as a managing partner of IBC Capital Group, a commercial real estate and finance company, from 2002 to June of 2013. Since 2010 Mr. Frichtel has consulted for numerous clients throughout the nation that are engaged in the medical marijuana business and has written articles for Bloomberg news regarding the cannabis industry. Between 1999 and 2001, Mr. Frichtel was the president and Chief Operating Officer of EOS Group, a division of HealthNet, a NYSE listed healthcare company. Mr. Frichtel received a Bachelor of Science degree in Business Administration from Colorado State University.



BETTER HAPPENS HERE

General Cannabis' strategy for our customers is to act as a single source resource for the cannabis industry. Currently that takes the shape of providing security, marketing, apparel, application and business plan development, large scale cultivation and dispensary design, build, management as well as financing.

We execute this strategy through on-going development of our suite of services via acquisition and organic growth of our existing lines of business.

It is our belief that by offering a fully vetted, professional and transparent partnership in what can otherwise be a challenging industry, we can help our customers and partners with time-to-market, efficiency and profitability in a way that is

profound, sustainable and long-term.

SUCC

HERE

CONTACT US

Michael Feinsod
Executive Chairman of Board & Interim CEO
michael@generalcann.com

Brian Andrews
Chief Financial Officer
brian@generalcann.com

THANK YOU

GENERAL CANNABIS

OTCQX:CANN

6565 E. Evans Avenue
Denver, CO 80224
www.generalcann.com
info@generalcann.com
303.759.1300